Exhibit 10.7 – Order Approving Application of Final Decree

SO ORDERED.

DATED JULY 28, 2006

REDFIELD T. BAUM, SR.
U.S. BANKRUPTCY JUDGE

Mark J. Giunta (#015079)
Law Office of Mark J. Giunta
845 N. Third Ave.
Phoenix, AZ 85003-1408
Phone (602) 307-0837
Fax (602) 307-0838
Email: mark.giunta@azbar.org

Attorney for visitalk.Com, Inc.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: VISITALK.COM, INC., an Arizona Corporation Debtor,	Chapter 11 Proceeding Case No. 00-13035-PHX-RTB

ORDER APPROVING APPLICATION TO ENTER FINAL DECREE

Upon consideration of the Debtor’s Application To Enter Final Decree, no responses or objections having been filed, and good cause appearing,

IT IS HEREBY ORDERED that a final decree is entered in this matter.

IT IS FURTHER ORDERED that the notwithstanding the entry of the final decree the Court shall retain jurisdiction over all pending adversary proceedings brought within the above captioned bankruptcy case, the Creditors’ Trustee, approval of the Creditor’s Trustee fees, and the Creditors’ Trust.

IT IS FURTHER ORDERED that entry of the final decree shall in no way disturb the Creditor’s Trustee’s prosecution of various causes of action in other Courts including the United States District Court of the District of Arizona.

Dated:____________________	_____________________________
The Honorable Redfield T. Baum
U.S. Bankruptcy Court